UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2004

UCBH Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24947	94-3072450

(State or other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		No.)

555 Montgomery Street
San Francisco, California	94111

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 315-2800

Not Applicable

(Former name or former address, if changed since last report)

ITEM 5.05	AMENDMENTS TO THE REGISTRANT’S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 14.1
EXHIBIT 14.1

ITEM 5.05	AMENDMENTS TO THE REGISTRANT’S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

On August 26, 2004, UCBH Holdings, Inc. amended its Code of Conduct. A copy of the amended Code of Conduct is attached to this Current Report on Form 8-K as Exhibit 14.1.

UCBH Holdings, Inc. amended its Code of Conduct in an effort to update and consolidate various corporate and personnel policies into one definitive Code of Conduct. The Code of Conduct governs the personal conduct, actions and work relationships of all employees of UCBH Holdings, Inc., United Commercial Bank, and their respective subsidiaries and affiliates with customers, fellow employees, competitors, governmental officials, and suppliers. A specific Code of Ethics applicable to Senior Financial Officers has been added to the Code of Conduct. The amendments to the Code of Conduct result in a more streamlined approach to monitoring and regulating corporate governance issues.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UCBH HOLDINGS, INC.
Date: August 26, 2004	By:	/s/ Jonathan H. Downing
Jonathan H. Downing
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
14.1	Code of Conduct, as amended on August 26, 2004